                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                FORM 8-K/A-3

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): April 23, 1999



                  GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
            -----------------------------------------------------
           (Exact name of registrant as specified in its charter)



    Delaware                  0-28238                     54-1521616
----------------         -----------------------      -------------------
(State or other          Commission file number)        (IRS Employer
 jurisdiction of                                       Identification No.)
 incorporation or
 organization)



       22570 Markey Court, Dulles, Virginia                   20166-6901
     -------------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)



     Registrant's telephone number, including area code:  (703) 444-7931
    ---------------------------------------------------------------------


       --------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 2:   ACQUISITION OF ASSETS
-------------------------------

     On April 23, 1999 Guardian Technologies International, Inc. (the "Company") acquired securities representing the right to acquire up to 55% of the outstanding shares of Structural Holdings, Inc., a Delaware holding company ("Structural"). Concurrently with that transaction, Structural acquired 100% of the outstanding shares of Common Stock of H & M Steel, Inc.

     On August 12, 1999, Guardian entered into a Stock Purchase Agreement pursuant to which it sold 5.0% of its outstanding shares of Structural to Structural's other shareholder. As a result, Guardian was deemed to have relinquished effective control of Structural. As such, the Company has reported its investment in Structural under the equity method of accounting.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

     (a)  Pro Forma Financial Information
          -------------------------------

          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant files herewith the amended and restated unaudited pro forma consolidated financial information:

          Pro Forma Condensed Financial Information (Unaudited)

          Pro Forma Condensed Balance Sheet (Unaudited)  as of December 31,
          1998

          Pro Forma Condensed Statement of Operations (Unaudited) for the year ended December 31, 1998

          Notes to Pro Forma Combined Condensed Financial Information

     (b)  Exhibits
          --------

          1.0  Stock Purchase Agreement dated August 12, 1999

                  GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                  PRO FORMA CONDENSED FINANCIAL INFORMATION
                                 (UNAUDITED)


     On April 23, 1999 Guardian Technologies International, Inc. (the "Company") acquired securities representing the right to acquire up to 55% of the outstanding shares of Structural Holdings, Inc., a Delaware holding company ("Structural"). Concurrently with that transaction, Structural acquired 100% of the outstanding shares of Common Stock of H & M Steel, Inc. Structural has no operations and was formed specifically to purchase the shares of H&M.

     On August 12, 1999, Guardian sold 5% of it's outstanding shares of Structural to Structural's other shareholder. Based on the composition of management, the directors and shareholders, Guardian was deemed to relinquish effective control of Structural. As such, Guardian has recorded its investment in Structural under the equity method of accounting.

     To provide cash for this acquisition, Guardian sold its land and building. In conjunction with the sale, the related mortgage was assumed.

     The accompanying pro forma balance sheet reflects Guardian's 50% investment interest in H&M and the sale of the land and building as if the transaction had occurred on December 31, 1998.

     The accompanying pro forma statement of operations reflects Guardian's 50% investment interest in H&M and the sale of the land and building as if the transactions had occurred as of the beginning of the period.

     These statements are not necessarily indicative of future operations or the actual results that would have occurred had the transaction been consummated at the beginning of the period indicated.

     The pro forma combined financial statements should be read in conjunction with the historical financial statements and notes of Guardian and H&M.


                  GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                      PRO FORMA CONDENSED BALANCE SHEET
                                 (UNAUDITED)

                                         GUARDIAN
                                        ----------
                                        December 31,   PRO FORMA  PRO FORMA
                                           1998       ADJUSTMENTS ADJUSTED
                                        ----------    ----------- ---------
          ASSETS
          ------

CURRENT ASSETS:
   Cash and cash equivalents             $585,937    $(850,000)(a)$
                                             -         883,000 (b)  618,937
   Trade accounts receivable              193,718          -        193,718
   Current notes receivable               400,000          -        400,000
   Inventories                            180,786          -        180,786
   Prepaid expenses or other              170,193          -        170,193
                                         ---------    -----------  --------
        Total current assets            1,530,634        33,000   1,563,634

PROPERTY, PLANT AND EQUIPMENT, net      2,711,035    (2,640,000)(b)  71,035

INVESTMENT IN STRUCTURAL                     -          850,000(a)  850,000
                                      ------------   ------------- --------

TOTAL ASSETS                           $4,241,669   $(1,757,000) $2,484,669
                                      ============    ========== ==========

   LIABILITIES AND SHAREHOLDERS' EQUITY
   ------------------------------------

CURRENT LIABILITIES                      $286,880   $   (80,947)(b)$205,933

LONG-TERM DEBT                          1,823,256    (1,823,256)(b)     -

SHAREHOLDERS' EQUITY                    2,131,533       147,203(b)2,278,736
                                        ----------   ------------ ---------

TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY                                $4,241,669  $(1,757,000) $2,484,669
                                        ==========  ===========  ==========

                           See accompanying notes.


                  GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                 PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                 (UNAUDITED)

                                         GUARDIAN
                                       ------------
                                       December 31,    PRO FORMA  PRO FORMA
                                           1998        ADJUSTED   ADJUSTED
                                       ------------    ---------  ---------

NET REVENUES                           $1,656,649   $      -    $1,656,649

COST OF SALES                           1,377,977      86,000 (d)1,463,977
                                       -----------   ----------  ----------

GROSS PROFIT                              278,672      86,000      192,672

OPERATING EXPENSES                        697,856       7,000(d)   704,856

OPERATING INCOME (LOSS)                  (419,184)    (93,000)    (512,184)

OTHER INCOME (EXPENSE):
   Interest income (expense), net        (100,717)    115,000(d)    14,283
   Equity in income of H&M                    -       672,376(c)   672,376
   Other                                   72,646    (191,000)(d) (118,354)
                                        ----------   ----------   ---------
        Total other income (expense)      (28,071)    596,376      568,305
                                        ----------   ----------    --------

NET INCOME (LOSS)                       $(447,255)   $503,376      $56,121
                                        ==========   ==========    ========

PRO FORMA NET INCOME (LOSS)
   PER SHARE, Basic and Dilutive         $  (.40)                  $   .05
                                        ==========                 ========

PRO FORMA WEIGHTED AVERAGE
   COMMON SHARES OUTSTANDING,
   Basic and Dilutive                   1,120,310                1,120,310
                                        ==========               ==========


                           See accompanying notes.

                  GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

         NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION


(a) To record Guardian's purchase of it's 50% interest in Structural's common stock for $850,000, net of resale to the other shareholder of $85,000, or a 5% interest. In conjunction with the purchase of H&M by Structural, additional borrowings of $3,300,000 were incurred.

(b) To record Guardian's sale of its land and building to fund the purchase of its interest in Structural and pay down the existing mortgage on its land and building.

(c) To record Guardian's 50% interest in H&M's pro forma adjusted net income for the year ended February 28, 1999, as follows:

        H&M net loss before pro forma adjustments              $  (516,778)

        Reduction and renegotiation of executive compensation
        agreements, which includes a reduction of approximately
        $4,280,000 to prior owner offset by an increase of
        approximately $300,000 to current management.            3,977,715

        Additional corporate overhead expenses resulting
        from public reporting and bank requirements               (100,000)

        Additional depreciation and amortization of fixed
        assets, goodwill (15 year life) and covenant not to
        compete (4 year life)                                     (353,748)

        Additional interest expense related to acquisition
        debt and amortization of deferred financing costs         (384,438)

        Additional income tax provision                         (1,278,000)
                                                                -----------

        H&M's net income after pro forma adjustments             1,344,751

        Guardian's equity interest in H&M's pro forma net income     x  50%
                                                                -----------
        Guardian's equity in income of H&M                      $  672,376

(d) To record the reduction of interest expense, depreciation and rental income and increase in rent expense resulting from the sale of Guardian's land and building.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.


Date: August 18, 1999         By: /s/ J. Andrew Moorer
                                  -----------------------------------
                                  J. Andrew Moorer, President